                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         March 31, 2003 (March 26, 2003)

                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

               1-983                                        25-0687210
     (Commission File Number)                  (IRS Employer Identification No.)


    4100 Edison Lakes Parkway, Mishawaka, IN                46545-3440
   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:        574-273-7000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on March 26, 2003 announcing National Steel and AK Steel agreed to extend the time periods related to the auction.

A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated March 26, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL STEEL CORPORATION

Date:  March 31, 2003                    By:  /s/ Kirk A. Sobecki
                                            ------------------------------------
                                              Kirk A. Sobecki
                                              Senior Vice President and
                                              Chief Financial Officer